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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------

                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                   PURSUANT TO SECTION 12 (b) OR 12 (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                 HOTEL OUTSOURCE MANAGEMENT INTERNATIONAL, INC.
                 ----------------------------------------------
              (Exact name of registrant as specified in its Charter)

     Delaware                                        13-4167393
     --------                             -----------------------------------
(State of Incorporation or Organization) (I.R.S. Employer Identification No.)

    803 Wall Street, Suite 815
     New York, New York                                10005
     ------------------                                -----
(Address of Principal Executive Offices)            (Zip Code)


If  this  form  relates to the registration of a class of securities pursuant to
Section 12 (b) of the Exchange Act and is effective pursuant to General Instruction A. (c), please check the following box [ ].

If  this  form  relates to the registration of a class of securities pursuant to
Section 12 (g) of the Exchange Act and is effective pursuant to General Instruction A. (d), please check the following box
[x].

                Securities Act Registration statement file number
                           to which this form relates:
                                    333-91988

       Securities to be registered pursuant to Section 12 (g) of the Act:

                          Common Stock, .001 par value

                                 (Title of Class)






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ITEM.    1.     DESCRIPTION  OF  REGISTRANT'S  SECURITIES  TO  BE  REGISTERED.

     The information included under the heading "Description of Securities" including subheading "Common Stock," of the Registration Statement on Form SB-2 of HOTEL OUTSOURCE MANAGEMENT INTERNATIONAL, INC. (Registration No. (333-91988), as amended, is incorporated herein by reference. The final Prospectus to be filed by HOTEL OUTSOURCE MANAGEMENT INTERNATIONAL, INC. pursuant to Rule 424 (b) is also deemed incorporated by reference herein upon such filing.

ITEM.        2.     EXHIBITS.

     The following documents are included as Exhibits as indicated, to the Registration Statement and incorporated herein by this reference:

                             REGISTRATION STATEMENT



EXHIBIT  DESCRIPTION                           EXHIBIT  NUMBER
--------------------------------               --------------


          Certificate  of  Incorporation                   3.1
          of  Registrant

          Bylaws  of  Registrant                           3.2




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                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

             HOTEL OUTSOURCE MANAGEMENT INTERNATIONAL, INC.

Date: June 9, 2003                     By: /s/ Jacob Ronnel
                                          -------------------------------------

                                       Name: Jacob Ronnel
                                       Title: Chief Executive Officer, President
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